UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2016

Date of reporting period:	January 31, 2016

Item 1. Schedule of Investments:

Putnam Capital Spectrum Fund

The fund's portfolio
1/31/16 (Unaudited)

COMMON STOCKS (75.5%)(a)
			Shares	Value

Aerospace and defense (6.4%)

General Dynamics Corp.			266,600	$35,663,082

Northrop Grumman Corp.			1,217,578	225,324,985

Raytheon Co.			1,313,400	168,430,416

				429,418,483
Airlines (6.1%)

American Airlines Group, Inc.			10,402,127	405,578,932

				405,578,932
Banking (0.4%)

Metro Bank PLC (acquired 1/15/14, cost $18,283,280) (Private) (United Kingdom)(F)(RES)(NON)			858,926	26,435,873

				26,435,873
Biotechnology (1.3%)

Aegerion Pharmaceuticals, Inc.(NON)(S)			1,425,300	10,091,124

ARIAD Pharmaceuticals, Inc.(NON)(S)			6,022,100	30,230,942

United Therapeutics Corp.(NON)			358,000	44,098,440

				84,420,506
Cable television (20.6%)

DISH Network Corp. Class A(NON)			28,636,055	1,382,262,375

				1,382,262,375
Chemicals (1.1%)

W.R. Grace & Co.(NON)			926,856	75,390,467

				75,390,467
Commercial and consumer services (5.8%)

Priceline Group, Inc. (The)(NON)			366,904	390,741,753

				390,741,753
Conglomerates (0.4%)

Tyco International PLC			748,300	25,734,037

				25,734,037
Consumer finance (0.8%)

Ocwen Financial Corp.(NON)(S)(AFF)			9,867,800	53,384,798

				53,384,798
Consumer services (0.6%)

Delivery Hero Holding GmbH (acquired 6/12/15, cost $33,218,730) (Private) (Germany)(F)(RES)(NON)			4,313	28,778,459

FabFurnish GmbH (acquired 8/2/13, cost $351) (Private) (Brazil)(F)(RES)(NON)			264	214

Global Fashion Holding SA (acquired 8/2/13, cost $17,399,601) (Private) (Brazil)(F)(RES)(NON)			410,732	10,370,933

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $351) (Private) (Brazil)(F)(RES)(NON)			264	214

New Middle East Other Assets GmbH (acquired 8/2/13, cost $136) (Private) (Brazil)(F)(RES)(NON)			102	83

				39,149,903
Electronics (7.5%)

Agilent Technologies, Inc.			5,084,100	191,416,365

GenMark Diagnostics, Inc.(NON)(S)			2,115,000	11,188,350

L-3 Communications Holdings, Inc.			2,583,680	301,877,170

				504,481,885
Investment banking/Brokerage (0.4%)

Altisource Portfolio Solutions SA(NON)(S)			961,300	27,781,570

				27,781,570
Medical technology (0.1%)

STAAR Surgical Co.(NON)(S)			938,559	6,128,790

				6,128,790
Oil and gas (2.1%)

Gulfport Energy Corp.(NON)			3,463,171	102,336,703

Pioneer Natural Resources Co.			299,100	37,073,445

				139,410,148
Pharmaceuticals (15.2%)

Jazz Pharmaceuticals PLC(NON)(AFF)			6,174,984	794,967,440

Teva Pharmaceutical Industries, Ltd. ADR (Israel)			3,584,500	220,375,060

				1,015,342,500
Power producers (—%)

Mach Gen, LLC			51,616	193,560

				193,560
Real estate (0.8%)

Altisource Residential Corp.(AFF)(R)			5,486,657	54,592,237

				54,592,237
Technology services (0.8%)

Global Eagle Entertainment, Inc.(NON)(S)(AFF)			5,331,522	53,848,372

				53,848,372
Telecommunications (5.1%)

EchoStar Corp. Class A(NON)			9,532,209	334,866,502

HC2 Holdings, Inc.(NON)(S)(AFF)			2,176,552	8,270,898

				343,137,400

Total common stocks (cost $5,274,423,951)				$5,057,433,589

CONVERTIBLE PREFERRED STOCKS (3.4%)(a)
			Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.			27,961	$26,515,137

Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14, cost $31,800,000) (Virgin Islands)(RES)			31,800	11,153,850

American Tower Corp. $5.50 cv. pfd.(R)			220,143	21,800,761

Exelon Corp. $3.25 cv. pfd.			2,136	91,976

Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd. (United Kingdom)(NON)			70,000	4,515,000

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.			56,788	5,071,878

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.			318,880	22,021,853

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/8/15, cost $104,097,986) (Private)(F)(RES)(NON)			3,078,243	135,118,861

Total convertible preferred stocks (cost $216,580,061)				$226,289,316

CORPORATE BONDS AND NOTES (1.8%)(a)
			Principal amount	Value

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec. notes 7 7/8s, 2023			$14,490,000	$13,149,675

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021			12,250,000	3,062,500

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019			10,000,000	6,650,000

Banco do Brasil SA/Cayman 144A jr. unsec. sub. FRN 9s, perpetual maturity (Brazil)			3,000,000	1,785,000

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021			10,934,000	8,637,860

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020			10,000,000	4,100,000

DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020			19,301,000	12,014,873

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)			5,500,000	4,448,813

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022			1,000,000	477,500

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2023			9,000,000	4,297,500

GenOn Americas Generation, LLC sr. unsec. notes 8 1/2s, 2021			2,500,000	1,600,000

Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023			3,905,000	3,124,000

HC2 Holdings, Inc. 144A company guaranty sr. notes 11s, 2019			18,000,000	15,300,000

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub. notes 8 1/8s, 2019(PIK)			5,100,000	4,335,000

Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018			5,295,000	3,772,688

Scientific Games International, Inc. company guaranty sr. unsec. notes 10s, 2022			14,500,000	10,077,500

Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020			5,000,000	2,375,000

Sprint Corp. company guaranty sr. unsec. sub. notes 7 1/8s, 2024			25,545,000	17,242,875

Stone Energy Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2022			16,541,000	4,383,365

Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019(PIK)			4,992,000	2,408,640

Total corporate bonds and notes (cost $180,474,193)				$123,242,789

SENIOR LOANS (0.8%)(a)(c)
			Principal amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020			$14,866,729	$10,010,259

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 11 1/4s, 2017			4,737,077	4,089,675

LightSquared LP bank term loan FRN 13 1/2s, 2020(PIK)			54,000,000	40,500,000

Total senior loans (cost $69,945,709)				$54,599,934

CONVERTIBLE BONDS AND NOTES (0.6%)(a)
			Principal amount	Value

Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes 2 5/8s, 2019			$5,000,000	$2,528,125

GNC Holdings, Inc. 144A cv. company guaranty sr. unsec. notes 1 1/2s, 2020			5,000,000	3,781,250

Novatel Wireless, Inc. 144A cv. sr. unsec. unsub. notes 5 1/2s, 2020			7,750,000	4,277,031

ON Semiconductor Corp. 144A cv. company guaranty sr. unsec. unsub. notes 1s, 2020			15,048,000	13,279,860

Stone Energy Corp. cv. company guaranty sr. unsec. sub. notes 1 3/4s, 2017			16,366,000	9,604,796

Whiting Petroleum Corp. 144A cv. company guaranty sr. unsec. unsub. notes 1 1/4s, 2020			10,900,000	5,906,438

Total convertible bonds and notes (cost $57,207,326)				$39,377,500

PREFERRED STOCKS (0.4%)(a)
			Shares	Value

New Lightsquared, LLC Ser. A-2, 16.63% sr. pfd.(F)			2,840,908	$27,600,031

Total preferred stocks (cost $27,599,994)				$27,600,031

INVESTMENT COMPANIES (0.2%)(a)
			Shares	Value

Market Vectors Gold Miners ETF			791,700	$11,273,808

Total investment companies (cost $10,376,676)				$11,273,808

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Global Eagle Entertainment, Inc.(AFF)	1/31/18	$11.50	859,187	$3,221,951

Total warrants (cost $1,168,800)				$3,221,951

SHORT-TERM INVESTMENTS (19.9%)(a)
			Principal amount/shares	Value

Federal Home Loan Banks unsec. discount notes 0.22%, February 17, 2016			$50,000,000	$49,994,200

Federal Home Loan Banks unsec. discount notes 0.24%, February 19, 2016			55,000,000	54,992,850

Federal Home Loan Banks unsec. discount notes 0.27%, February 11, 2016			15,675,000	15,673,871

Federal Home Loan Mortgage Corporation unsec. discount notes 0.20%, February 10, 2016			10,500,000	10,499,318

Federal Home Loan Mortgage Corporation unsec. discount notes 0.25%, February 26, 2016			50,000,000	49,990,950

Federal Home Loan Mortgage Corporation unsec. discount notes 0.37%, February 22, 2016			2,722,000	2,721,586

Federal Home Loan Mortgage Corporation unsec. discount notes 0.42%, April 8, 2016			21,700,000	21,685,461

Federal National Mortgage Association unsec. discount notes 0.21%, February 17, 2016			12,943,000	12,941,499

Interest in $175,000,000 joint tri-party repurchase agreement dated 1/29/16 with RBC Capital Markets, LLC due 2/1/16 - maturity value of $58,534,512 for an effective yield of 0.310% (collateralized by various mortgage backed securities with coupon rates ranging from 1.750% to 5.000% and due dates ranging from 1/1/26 to 6/20/65, valued at $178,504,612)			58,533,000	58,533,000

Interest in $340,000,000 joint tri-party repurchase agreement dated 1/29/16 with Citigroup Global Markets, Inc. due 2/1/16 - maturity value of $100,002,833 for an effective yield of 0.340% (collateralized by various mortgage backed securities and a U.S. Treasury note with coupon rates ranging from 1.795% to 6.250% and due dates ranging from 3/20/16 to 10/20/64, valued at $346,800,086)			100,000,000	100,000,000

Interest in $338,347,000 joint tri-party repurchase agreement dated 1/29/16 with Merrill Lynch, Pierce, Fenner and Smith, Inc. due 2/1/16 - maturity value of $100,002,833 for an effective yield of 0.340% (collateralized by various mortgage backed securities with coupon rates ranging from 2.802% to 3.500% and due dates ranging from 10/1/25 to 1/1/46, valued at $345,113,941)			100,000,000	100,000,000

Interest in $51,000,000 tri-party repurchase agreement dated 1/29/16 with Bank of Nova Scotia due 2/1/16 - maturity value of $51,001,445 for an effective yield of 0.340% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 1.000% to 5.375% and due dates ranging from 5/15/18 to 2/15/41, valued at $52,021,513)			51,000,000	51,000,000

Interest in $125,000,000 joint tri-party repurchase agreement dated 1/29/16 with Barclays Capital, Inc. due 2/1/16 - maturity value of $49,001,388 for an effective yield of 0.340% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 0.125% to 3.375% and due dates ranging from 4/15/17 to 4/15/32, valued at $127,500,069)			49,000,000	49,000,000

Putnam Cash Collateral Pool, LLC 0.53%(d)		Shares	74,295,802	74,295,802

Putnam Money Market Liquidity Fund 0.31%(AFF)		Shares	152,922,987	152,922,987

Putnam Short Term Investment Fund 0.39%(AFF)		Shares	247,559,380	247,559,380

U.S. Treasury Bills 0.06%, April 7, 2016			$3,647,000	3,645,180

U.S. Treasury Bills 0.07%, April 14, 2016(SEGSH)			25,190,000	25,175,440

U.S. Treasury Bills 0.17%, February 18, 2016(SEGSH)			44,921,000	44,916,553

U.S. Treasury Bills 0.20%, February 4, 2016(SEGSH)			100,000,000	99,998,500

U.S. Treasury Bills 0.23%, April 28, 2016(SEGSH)(SEG)			108,750,000	108,667,350

Total short-term investments (cost $1,334,248,713)				$1,334,213,927

TOTAL INVESTMENTS

Total investments (cost $7,172,025,423)(b)				$6,877,252,845

FUTURES CONTRACTS OUTSTANDING at 1/31/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

S&P 500 Index E-Mini (Short)	1,441	$139,063,705	Mar-16	$(3,537,600)
U.S. Treasury Note 10 yr (Short)	29	3,757,766	Mar-16	(90,230)

Total				$(3,627,830)

SECURITIES SOLD SHORT at 1/31/16 (Unaudited)

COMMON STOCKS (2.1%)(a)	Shares	Value

Automotive (0.2%)
PACCAR, Inc.	208,600	$10,236,002

		10,236,002
Conglomerates (1.1%)
General Electric Co.	2,589,200	75,345,720

		75,345,720
Machinery (0.8%)
Caterpillar, Inc.	879,300	54,727,632

		54,727,632

Total securities sold short (proceeds receivable $160,281,641)		$140,309,354

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2015 through January 31, 2016 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $6,702,673,799.
(b)	The aggregate identified cost on a tax basis is $7,174,605,599, resulting in gross unrealized appreciation and depreciation of $628,567,023 and $925,919,777, respectively, or net unrealized depreciation of $297,352,754.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $211,858,487, or 3.2% of net assets.
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund*	$124,548,451	$384,304,689	$355,930,153	$171,774	$152,922,987
	Putnam Short Term Investment Fund*	324,513,275	211,256,452	288,210,347	376,021	247,559,380
	Altisource Residential Corp.	100,243,682	3,543,120	—	6,306,788	54,592,237
	Altisource Portfolio Solutions SA†	—	—	—	—	—
	GenMark Diagnostics, Inc.†	—	1,621,250	890,862	—	—
	Global Eagle Entertainment, Inc.†#	54,873,201	20,515,192	7,733,397	—	53,848,372
	Global Eagle Entertainment, Inc. Warrants†	4,038,179	—	—	—	3,221,951
	HC2 Holdings, Inc.†	—	15,235,864	—	—	8,270,898
	Jazz Pharmaceuticals PLC	813,031,211	233,262,392	—	—	794,967,440
	Ocwen Financial Corp.†	—	22,195,351	—	—	53,384,798
	Totals	$1,421,247,999	$891,934,310	$652,764,759	$6,854,583	$1,368,768,063
	* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.
	# In connection with the purchase of shares of this issuer by another fund managed by Putnam Management on October 21, 2013, Putnam Management, on behalf of the fund, other funds managed by Putnam Management and certain other affiliated entities and individuals (the "Other Putnam Investors"), entered into a Voting Rights Waiver Agreement with the issuer. Pursuant to the Agreement, the fund and the Other Putnam Investors have agreed to waive on a pro rata basis all voting rights in respect of any voting securities issued by the issuer that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the issuer's outstanding voting securities.
	† Security was only in affiliation for a portion of the reporting period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSH)	This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
	Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(d)	Affiliated company. The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund's agent; the fund will bear the risk of loss with respect to the investment of the cash collateral.
	The fund received cash collateral of $74,295,802, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $74,088,481.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $143,987,498 to cover certain derivative contracts, securities sold short and the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	Debt obligations are considered secured unless otherwise indicated.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The dates shown on debt obligations are the original maturity dates.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
	Futures contracts: The fund used futures contracts to manage exposure to market risk and to gain exposure to interest rates.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Short sales of securities: The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense.
	While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%-5% of the fair value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender.
	At the close of the reporting period, the value of the securities sold short amounted to $140,309,354 and the fund posted collateral of $130,048,144. Collateral may include amounts related to unsettled trades.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$75,390,467	$—	$—
Capital goods	429,418,483	—	—
Communication services	1,725,399,775	—	—
Conglomerates	25,734,037	—	—
Consumer cyclicals	390,741,753	—	—
Consumer staples	—	—	39,149,903
Energy	139,410,148	—	—
Financials	135,758,605	—	26,435,873
Health care	1,105,891,796	—	—
Technology	558,330,257	—	—
Transportation	405,578,932	—	—
Utilities and power	—	193,560	—
Total common stocks	4,991,654,253	193,560	65,585,776
Convertible bonds and notes	—	39,377,500	—
Convertible preferred stocks	—	91,170,455	135,118,861
Corporate bonds and notes	—	123,242,789	—
Investment companies	11,273,808	—	—
Preferred stocks	—	—	27,600,031
Senior loans	—	54,599,934	—
Warrants	3,221,951	—	—
Short-term investments	400,482,367	933,731,560	—

Totals by level	$5,406,632,379	$1,242,315,798	$228,304,668

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(3,627,830)	$—	$—
Securities sold short	(140,309,354)	—	—

Totals by level	$(143,937,184)	$—	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above) did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of October 31, 2015	Accrued discounts/ premiums	Realized gain/ (loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of January 31, 2016

Common stocks*:
Consumer staples	$9,581,241	$—	$—	$(3,650,068)	$33,218,730	$—	$—	$—	$39,149,903
Financials	18,722,004	—	—	7,713,869	—	—	—	—	26,435,873
Total common stocks	$28,303,245	$—	$—	$4,063,801	$33,218,730	$—	$—	$—	$65,585,776
Convertible preferred stocks	$92,303,634	—	—	42,815,227	—	—	—	—	$135,118,861
Preferred stocks	$27,600,032	—	(290,564)	290,563	27,599,994	(27,599,994)	—	—	$27,600,031

Totals	$148,206,911	$—	$(290,564)	$47,169,591	$60,818,724	$(27,599,994)	$—	$—	$228,304,668

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $45,340,671 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs:
Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)

Private equity	$26,435,873	Market transaction price	Liquidity Discount	15%	Decrease
Private equity	$10,371,444	Comparable multiples	EV/sales multiple	0.8x-2.5x (1.7x)	Increase
			Liquidity discount	25%	Decrease
Private equity	$163,897,320	Market transaction price	Liquidity Discount	10%	Decrease
(1) Expected directional change in fair value that would result from an increase in the unobservable input.

Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Equity contracts	$3,221,951	$3,537,600
Interest rate contracts	—	90,230

Total	$3,221,951	$3,627,830

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)		500
Warrants (number of warrants)		859,187

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Barclays Capital, Inc.	Bank of Nova Scotia	Citigroup Global Markets, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC	Total

	Assets:
	Futures contracts§	$—	$—	$—	$—	$—	$—
	Repurchase agreements	49,000,000	51,000,000	100,000,000	100,000,000	58,533,000	358,533,000

	Total Assets	$49,000,000	$51,000,000	$100,000,000	$100,000,000	$58,533,000	$358,533,000

	Liabilities:
	Futures contracts§	$—	$—	$—	$3,574,650	$—	$3,574,650

	Total Liabilities	$—	$—	$—	$3,574,650	$—	$3,574,650

	Total Financial and Derivative Net Assets	$49,000,000	$51,000,000	$100,000,000	$96,425,350	$58,533,000	$354,958,350
	Total collateral received (pledged)##†	$49,000,000	$51,000,000	$100,000,000	$100,000,000	$58,533,000
	Net amount	$—	$—	$—	$(3,574,650)	$—

†	Additional collateral may be required from certain brokers based on individual agreements.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: March 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: March 25, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: March 25, 2016